                                                                     EXHIBIT 99

                                                           [1FIRST BANCORP LOGO]

                                                           ANNIE ASTOR-CARBONELL
                                                 SENIOR EXECUTIVE VICE PRESIDENT
                                                     AND CHIEF FINANCIAL OFFICER
                                                                  (787) 729-8088


                         FIRST BANCORP REPORTS EARNINGS
            INCREASE OF 96.5% FOR THE QUARTER AND 41.1% FOR THE YEAR

         SAN JUAN, PUERTO RICO, JANUARY 21, 2004--FIRST BANCORP (NYSE:FBP), THE SECOND LARGEST PUERTO RICO FINANCIAL HOLDING COMPANY WITH DIVERSIFIED BANKING OPERATIONS IN PUERTO RICO AND THE US AND BRITISH VIRGIN ISLANDS, REPORTED TODAY RECORD EARNINGS FOR THE FOURTH QUARTER AND FULL YEAR 2003.

         NET INCOME WAS $54,954,947 OR $1.12 PER SHARE BASIC AND $1.09 PER SHARE DILUTED, FOR THE FOURTH QUARTER OF 2003, AS COMPARED TO EARNINGS OF $27,970,880 OR 53 CENTS PER SHARE BASIC AND 52 CENTS PER SHARE DILUTED, FOR THE FOURTH QUARTER OF 2002. THESE RESULTS REPRESENT AN EARNINGS INCREASE OF 96.5% FOR THIS QUARTER. RETURN ON ASSETS (ROA) AND RETURN ON COMMON EQUITY (ROCE) WERE 1.84% AND 35.00% RESPECTIVELY, FOR THE QUARTER, AS COMPARED TO 1.16% AND 21.08% RESPECTIVELY, FOR THE SAME QUARTER OF 2002. AVERAGE COMMON

FIRST BANCORP REPORTS EARNINGS INCREASE OF
96.5% FOR THE QUARTER AND 41.1% FOR THE YEAR                            PAGE  2


SHARES USED TO CALCULATE EARNINGS PER SHARE FOR THE FOURTH QUARTER WERE 40,018,176 (BASIC) AND 41,212,785 (DILUTED).

         THE YEAR ENDED DECEMBER 31, 2003 WAS ANOTHER RECORD YEAR FOR FIRST BANCORP, WITH EARNINGS OF $152,338,342 OR $3.04 PER SHARE (BASIC) AND $2.98 PER SHARE (DILUTED), AS COMPARED TO $107,956,351 OR $2.04 PER SHARE (BASIC) AND $2.01 PER SHARE (DILUTED), AN EARNINGS INCREASE OF 41.1% FOR THE YEAR 2003. ROA AND ROCE FOR THE FULL YEAR 2003 WERE 1.46% AND 25.20% RESPECTIVELY, AS COMPARED TO 1.23% AND 21.90% RESPECTIVELY, FOR 2002. AVERAGE COMMON SHARES OUTSTANDING FOR THE YEAR WERE 39,994,454 (BASIC) AND 40,983,175 (DILUTED). EARNINGS FOR THE FOURTH QUARTER AND FULL YEAR 2003 INCLUDE A $18,840,065 OR 46 CENTS PER SHARE DILUTED (NET OF TAX), GAIN ON THE SALE OF A LARGE PART OF THE SUBSIDIARY BANK'S CREDIT CARD PORTFOLIO, AS PART OF A NEW MARKETING STRATEGIC ALLIANCE WITH MBNA CORPORATION, WHICH IS FURTHER EXPLAINED IN A SEPARATE PRESS RELEASE ISSUED TODAY. EARNINGS FOR THE FOURTH QUARTER AND FULL YEAR 2003, EXCLUDING THE AFTER TAX EFFECT OF SUCH GAIN, ARE AS FOLLOWS: NET EARNINGS FOR THE FOURTH QUARTER, $36,114,882 OR 65 CENTS (BASIC) AND 63 CENTS (DILUTED), 29.1% INCREASE IN EARNINGS FOR

FIRST BANCORP REPORTS EARNINGS INCREASE OF
96.5% FOR THE QUARTER AND 41.1% FOR THE YEAR                              PAGE 3


THE 2003 FOURTH QUARTER; NET EARNINGS FOR THE FULL YEAR 2003, $133,498,277, OR $2.57 PER SHARE (BASIC) AND $2.52 PER SHARE (DILUTED). MAIN PROFITABILITY RATIOS FOR THE SAME PERIODS, EXCLUDING THE AFTER TAX EFFECT OF THE GAIN ON THE SALE OF A LARGE PART OF THE CREDIT CARD PORTFOLIO, WERE: RETURN ON ASSETS, 1.21% FOR THE FOURTH QUARTER OF 2003, AND 1.28% FOR THE FULL YEAR 2003; RETURN ON COMMON EQUITY FOR THE FOURTH QUARTER OF 2003, 20.30% AND 21.31% FOR THE FULL YEAR 2003; AND THE EFFICIENCY RATIO, 43.86% FOR THE QUARTER, AND 43.15% FOR THE FULL YEAR 2003.

         THE EARNINGS INCREASE (EXCLUDING THE AFTER TAX EFFECT OF THE GAIN ON THE SALE MENTIONED ABOVE) IS ATTRIBUTABLE MOSTLY TO INCREASES IN THE CORPORATION'S NET INTEREST INCOME AND OTHER INCOME NET OF AN INCREASE IN OPERATING EXPENSES. COMMENTING ON THE YEAR 2003 ACHIEVEMENTS, MR. ANGEL ALVAREZ-PEREZ, CEO OF FIRST BANCORP SAID, "2003 WAS A CHALLENGING YEAR, AS RELATED TO INTEREST RATES AND THE GENERAL ECONOMIC ENVIRONMENT. NOTWITHSTANDING THIS, WE HAVE EARNED RECORD PROFITS, THROUGH THE CONTINUOUS GROWTH OF OUR LOAN PORTFOLIOS, ESPECIALLY

FIRST BANCORP REPORTS EARNINGS INCREASE OF
96.5% FOR THE QUARTER AND 41.1% FOR THE YEAR                              PAGE 4

COMMERCIAL AND RESIDENTIAL LOANS AND MAINTAINING LOW DELINQUENCIES IN A DIFFICULT ECONOMIC ENVIRONMENT, ESPECIALLY IN THE CONSUMER PORTFOLIOS. IN ADDITION DURING THIS YEAR, WE RESTRUCTURED OUR INVESTMENT PORTFOLIO WHICH ENABLED US TO RECORD SUBSTANTIAL PROFITS ON THE SECURITIES SOLD, WHILE AT THE SAME TIME GAVE US THE OPPORTUNITY TO REINVEST IN A MORTGAGE BACKED SECURITIES PORTFOLIO WITH MORE ATTRACTIVE YIELDS AND SHORTER MATURITIES."

         NET INTEREST INCOME INCREASED BY $25.4 MILLION FOR THE YEAR, TO END THE YEAR AT $292.2 MILLION. THE INCREASE IN NET INTEREST INCOME FOR THE YEAR IS THE RESULT OF VOLUME INCREASES OF $1,571 MILLION IN THE CORPORATION'S AVERAGE LOAN AND INVESTMENT PORTFOLIOS. NET INTEREST INCOME WAS $84.0 MILLION FOR THIS QUARTER, AS COMPARED TO $68.7 MILLION FOR THE FOURTH QUARTER OF 2002 AND $71.9 MILLION FOR THE THIRD QUARTER OF 2003. DURING THE FOURTH QUARTER THE NET INTEREST INCOME ON INVESTMENTS, INCREASED AS A RESULT OF THE PORTFOLIO RESTRUCTURING COMPLETED DURING THE THIRD QUARTER OF THE YEAR 2003.

         NET INTEREST MARGIN (ON A TAX EQUIVALENT BASIS) WAS 3.32% AND 3.24% FOR THE FOURTH QUARTER AND FULL YEAR 2003,

FIRST BANCORP REPORTS EARNINGS INCREASE
OF 96.5% FOR THE QUARTER AND 41.1% FOR THE YEAR                          PAGE 5

RESPECTIVELY, AS COMPARED TO 3.10% AND 3.56% FOR THE FOURTH QUARTER AND FULL YEAR 2002, RESPECTIVELY. THE DECREASE FOR THE YEAR IS MAINLY DUE TO LOWER NET YIELD ON THE CORPORATION'S MORTGAGE BACKED SECURITIES PORTFOLIOS EXPERIENCED DURING THE PERIOD ENDED SEPTEMBER 30, 2003. THE INCREASE FOR THE FOURTH QUARTER RESULTS FROM THE PORTFOLIO RESTRUCTURING AND INVESTMENTS IN MORTGAGE BACKED SECURITIES MENTIONED ABOVE.

         DURING 2003 THE CORPORATION EXPERIENCED SOLID ASSET GROWTH, ENDING THE YEAR WITH ASSETS OF $12,668 MILLION, UP 31.4% FROM TOTAL ASSETS AS OF DECEMBER 31 2002 OF $9,644 MILLION. DEPOSITS WERE $6,765 MILLION AS OF DECEMBER 31, 2003, AS COMPARED TO $5,483 MILLION AS OF DECEMBER 31, 2002. LOANS INCREASED TO $7,045 MILLION AS OF DECEMBER 31, 2003, AN INCREASE OF 25%, WHEN COMPARED TO $5,638 MILLION AS OF DECEMBER 31, 2002, MOSTLY AS A RESULT OF AN INCREASE OF $341 MILLION IN COMMERCIAL LOANS AND $1,025 MILLION IN RESIDENTIAL REAL ESTATE LOANS. CONSUMER LOANS AND FINANCE LEASES INCREASED BY $40 MILLION.

         ANOTHER FACTOR CONTRIBUTING TO THE RECORD FINANCIAL RESULTS WAS THE STABLE WRITE-OFFS OF OUR LOAN PORTFOLIO DURING THE YEAR.

FIRST BANCORP REPORTS EARNINGS INCREASE OF
96.5% FOR THE QUARTER AND 41.1% FOR THE YEAR                             PAGE 6

LOAN LOSSES (NET WRITE-OFFS) WERE $10.8 MILLION FOR THE FOURTH QUARTER, (0.63% OF AVERAGE LOANS) SLIGHTLY OVER THE $10.1 MILLION (.74% OF AVERAGE LOANS) FOR THE FOURTH QUARTER OF 2002 AND $10.1 MILLION (0.63% OF AVERAGE LOANS) FOR THE IMMEDIATELY PRECEDING THIRD QUARTER OF 2003. FOR THE TOTAL YEAR NET WRITE-OFFS WERE $41.4 MILLION (0.66% OF AVERAGE LOANS), AS COMPARED TO $41.5 MILLION DURING 2002, (.87% OF AVERAGE LOANS). NON-PERFORMING LOANS AT YEAR END WERE $85.5 MILLION OR 1.21% OF TOTAL LOANS, LOWER IN ABSOLUTE DOLLAR AMOUNT AND AS A PERCENTAGE OF LOANS, WHEN COMPARED TO $91.8 MILLION OR 1.63% OF TOTAL LOANS, AS OF DECEMBER 31, 2002, AND $85.7 MILLION OR 1.28% OF TOTAL LOANS AS OF SEPTEMBER 30, 2003, THE PREVIOUS QUARTER END. THE RESERVE COVERAGE RATIO (ALLOWANCE FOR LOAN LOSSES TO NON-PERFORMING LOANS) WAS 147.8% AS OF DECEMBER 31, 2003, AS COMPARED TO 121.9% FOR DECEMBER 31, 2002 AND 143.6% FOR SEPTEMBER 30, 2003. THE ALLOWANCE FOR LOAN LOSSES INCREASED TO $126.4 MILLION AS OF DECEMBER 31, 2003, FROM $123.0 MILLION AS OF SEPTEMBER 30, 2003 AND $111.9 MILLION AS OF DECEMBER 31, 2002. THE INCREASE

FIRST BANCORP REPORTS EARNINGS INCREASE OF
96.5% FOR THE QUARTER AND 41.1% FOR THE YEAR                              PAGE 7

CORRESPONDS TO A HIGHER COMMERCIAL LOAN PORTFOLIO AND CURRENT ECONOMIC
CONDITIONS.

         OTHER OPERATING INCOME WAS $50.4 MILLION FOR THE FOURTH QUARTER OF 2003. EXCLUDING THE GAIN ON THE SALE OF A LARGE PART OF THE CREDIT CARD PORTFOLIO OF $30.9 MILLION (BEFORE TAX), OTHER OPERATING INCOME WAS $19.5 MILLION, AS COMPARED TO $16.0 MILLION FOR THE FOURTH QUARTER OF 2002 AND $19.1 MILLION FOR THE THIRD QUARTER OF 2003. THE INCREASE OF $3.5 MILLION, WHEN COMPARED TO FOURTH QUARTER 2002 IS MOSTLY ATTRIBUTABLE TO $2.9 MILLION HIGHER NET GAINS ON SALE OF INVESTMENTS AND DERIVATIVE INCOME (LOSS).

         THE CORPORATION, MAINLY THROUGH ITS SUBSIDIARY BANK, HAS MAINTAINED A BETTER THAN AVERAGE EFFICIENCY RATIO OF 33.78% AND 39.91% (43.86% AND 43.15% EXCLUDING THE GAIN ON SALE OF A LARGE PART OF THE CREDIT CARD PORTFOLIO) FOR FOURTH QUARTER AND THE YEAR 2003, RESPECTIVELY, WHILE IT HAS INVESTED SIGNIFICANTLY IN STATE OF THE ART TECHNOLOGY AND INFRASTRUCTURE TO PROVIDE THE LATEST IN DELIVERY CHANNELS FOR FINANCIAL PRODUCTS AND SERVICES. OPERATING EXPENSES WERE $45.4 MILLION FOR THE FOURTH QUARTER 2003, AS COMPARED TO EXPENSES OF $36.4 MILLION

FIRST BANCORP REPORTS EARNINGS INCREASE OF
96.5% FOR THE QUARTER AND 41.1% FOR THE YEAR                              PAGE 8

DURING THE FOURTH QUARTER OF 2002, AND $39.9 MILLION OF EXPENSES DURING THE PREVIOUS THIRD QUARTER OF 2003. THE HIGHER OPERATING EXPENSES DURING THE LAST QUARTER, AS COMPARED TO THE THIRD QUARTER, ARE RELATED TO THE LAUNCHING OF A NEW IMAGE CAMPAIGN, THE LAUNCHING OF FIRST MORTGAGE, THE NEW BANK SUBSIDIARY DEDICATED TO MORTGAGE ORIGINATION, ADVERTISING RELATED TO A NEW DEPOSIT PRODUCT "CUENTA PERFECTA", YEAR END INCENTIVE BONUSES, AND HIGHER SUPERVISORY EXAMINATION FEES, SINCE THESE FEES ARE BASED ON ASSET SIZE. EXPENSE INCREASES FOR THE WHOLE YEAR INCLUDE THE FOURTH QUARTER INCREASES, PLUS THE REGULAR SALARY, OCCUPANCY AND TECHNOLOGY EXPENSE INCREASES NECESSARY TO MAINTAIN THE INFRASTRUCTURE OF THE CORPORATION'S PRODUCTS AND SERVICES. EXPENSES ALSO INCLUDE THE COST OF VIRGIN ISLANDS OPERATIONS, ACQUIRED ON OCTOBER 15, 2002.

                  FIRST BANCORP IS A $12.7 BILLION WELL-CAPITALIZED FINANCIAL HOLDING COMPANY. IT IS THE PARENT COMPANY OF FIRSTBANK PUERTO RICO, WHICH IS THE SECOND LARGEST COMMERCIAL BANK IN PUERTO RICO AND VIRGIN ISLANDS AND OF FIRSTBANK INSURANCE AGENCY. BOTH, FIRST BANCORP AND FIRSTBANK PUERTO RICO, OPERATE WITHIN US BANKING LAWS AND REGULATIONS. THE

FIRST BANCORP REPORTS EARNINGS INCREASE OF
96.5% FOR THE QUARTER AND 41.1% FOR THE YEAR                            PAGE  9

BANK OPERATES A TOTAL OF 99 FINANCIAL SERVICE FACILITIES THROUGHOUT PUERTO RICO AND THE US AND BRITISH VIRGIN ISLANDS, INCLUDING THE OPERATIONS OF ITS SUBSIDIARIES. IN PUERTO RICO THE BANK OPERATES: MONEY EXPRESS, A FINANCE COMPANY, FIRST LEASING AND CAR RENTAL, A CAR AND TRUCK RENTAL AND LEASING COMPANY AND FIRSTMORTGAGE, A MORTGAGE BANKING COMPANY. IN THE US AND BRITISH VIRGIN ISLANDS, THE BANK OPERATES AN INSURANCE AGENCY, FIRSTBANK INSURANCE AGENCY VI, FIRST TRADE INC., A FOREIGN CORPORATION MANAGEMENT COMPANY, AND FIRST EXPRESS, A FINANCE COMPANY.

         THE CORPORATION'S COMMON AND PREFERRED SHARES TRADE ON THE NEW YORK STOCK EXCHANGE, UNDER THE SYMBOLS FBP, FBPPRA, FBPPRB, FBPPRC, FBPPRD, AND FBPRE.

         THIS PRESS RELEASE CONTAINS CERTAIN "FORWARD-LOOKING STATEMENTS" CONCERNING THE CORPORATION'S ECONOMIC FUTURE PERFORMANCE. THE WORDS OR PHRASES "EXPECT", "ANTICIPATE", "LIKELY", "LOOK FORWARD", "SHOULD", "PROBABLY", AND SIMILAR EXPRESSIONS ARE MEANT TO IDENTIFY "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

FIRST BANCORP REPORTS EARNINGS INCREASE OF
96.5% FOR THE QUARTER AND 41.1% FOR THE YEAR                            PAGE  10

         THE CORPORATION WISHES TO CAUTION READERS NOT TO PLACE UNDUE RELIANCE ON ANY SUCH "FORWARD-LOOKING STATEMENTS", WHICH SPEAK ONLY AS OF THE DATE MADE AND TO ADVISE READERS THAT VARIOUS FACTORS, INCLUDING REGIONAL AND NATIONAL ECONOMIC CONDITIONS, CHANGES IN INTEREST RATES, COMPETITIVE AND REGULATORY FACTORS AND LEGISLATIVE CHANGES, COULD AFFECT THE CORPORATION'S FINANCIAL PERFORMANCE AND COULD CAUSE THE CORPORATION'S ACTUAL RESULTS FOR FUTURE PERIODS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED OR PROJECTED.

         THE CORPORATION DOES NOT UNDERTAKE, AND SPECIFICALLY DISCLAIMS ANY OBLIGATION, TO UPDATE ANY "FORWARD-LOOKING STATEMENTS" TO REFLECT OCCURRENCES OR UNANTICIPATED EVENTS OR CIRCUMSTANCES AFTER THE DATE OF SUCH STATEMENTS.

                                 FIRST BANCORP
                        CONSOLIDATED STATEMENT OF INCOME
                                  (UNAUDITED)
                   DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA


                                                              THREE MONTHS ENDED                         TWELVE MONTHS ENDED
                                                ------------------------------------------------     -----------------------------
                                                DECEMBER 31,      DECEMBER 31,     SEPTEMBER 30,     DECEMBER 31,     DECEMBER 31,
                                                    2003             2002               2003            2003              2002
                                                ------------      ------------     -------------     ------------     ------------

INTEREST INCOME:
   Loans                                         $  99,719         $  96,115         $  98,762        $ 389,722        $ 351,839
   Investments                                      47,600            41,249            34,856          146,959          188,194
                                                 ---------         ---------         ---------        ---------        ---------
Total interest income                              147,319           137,364           133,618          536,681          540,033
                                                 ---------         ---------         ---------        ---------        ---------

INTEREST EXPENSE:
   Deposits                                         28,287            33,305            28,036          112,541          133,235
   Borrowings                                       35,058            35,341            33,686          131,930          139,949
                                                 ---------         ---------         ---------        ---------        ---------
Total interest expense                              63,345            68,646            61,722          244,471          273,184
                                                 ---------         ---------         ---------        ---------        ---------
Net interest income                                 83,974            68,718            71,896          292,210          266,849
                                                 ---------         ---------         ---------        ---------        ---------

PROVISION FOR LOAN LOSSES                           14,152            14,001            12,600           55,916           62,302
                                                 ---------         ---------         ---------        ---------        ---------

Net interest income after provision
  for loan losses                                   69,822            54,717            59,296          236,294          204,547
                                                 ---------         ---------         ---------        ---------        ---------

OTHER INCOME:
   Service charges on deposit accounts               2,380             2,251             2,202            9,527            9,200
   Other fees on loans                               5,334             6,015             5,282           20,617           21,441
   Mortgage banking activities                         640               369               432            3,014            3,540
   Net gain on sale of investments                   6,651             3,899             4,384           34,856           12,000
   Derivative (loss) gain                             (420)             (600)            1,154              619           (4,062)
   Rental Income                                       615               555               579            2,224            2,285
   Gain on sale of credit cards portfolio           30,885                                               30,885
   Other operating income                            4,322             3,551             5,103           16,968           14,088
                                                 ---------         ---------         ---------        ---------        ---------
Total other income                                  50,407            16,040            19,136          118,710           58,492
                                                 ---------         ---------         ---------        ---------        ---------

OTHER OPERATING EXPENSES:
   Employees' compensation and benefits             20,494            16,297            18,195           75,213           59,432
   Occupancy and equipment                           9,637             8,290             9,042           36,394           29,015
   Business promotion                                4,300             1,795             2,691           12,415            9,304
   Taxes, other than income taxes                    1,977             1,800             1,920            7,405            6,857
   Insurance and supervisory fees                    1,254               755               726            3,730            2,804
   Other                                             7,729             7,455             7,285           28,837           25,344
                                                 ---------         ---------         ---------        ---------        ---------
Total other operating expenses                      45,391            36,392            39,859          163,994          132,756
                                                 ---------         ---------         ---------        ---------        ---------

INCOME BEFORE INCOME TAX                            74,838            34,365            38,573          191,010          130,283

INCOME TAX PROVISION                                19,883             6,394             6,889           38,672           22,327
                                                 ---------         ---------         ---------        ---------        ---------

NET INCOME                                       $  54,955         $  27,971         $  31,684        $ 152,338        $ 107,956
                                                 =========         =========         =========        =========        =========

NET INCOME APPLICABLE TO
    COMMON STOCK                                 $  44,849         $  21,220         $  24,933        $ 121,979        $  81,550
                                                 =========         =========         =========        =========        =========

NET INCOME PER COMMON SHARE - BASIC              $    1.12         $    0.53         $    0.62        $    3.04        $    2.04
                                                 =========         =========         =========        =========        =========

NET INCOME PER COMMON SHARE - DILUTED            $    1.09         $    0.52         $    0.61        $    2.98        $    2.01
                                                 =========         =========         =========        =========        =========

DIVIDENDS DECLARED PER COMMON SHARE              $    0.11         $    0.10         $    0.11        $    0.44        $    0.40
                                                 =========         =========         =========        =========        =========

                                 FIRST BANCORP
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                  (UNAUDITED)
                   DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA


                                                                   DECEMBER 31, 2003        DECEMBER 31, 2002
                                                                   -----------------        -----------------

ASSETS

Cash and due from banks                                               $     89,305             $    108,306
                                                                      ------------             ------------

Money market instruments                                                   705,940                  251,660
                                                                      ------------             ------------
Federal funds sold and securities purchased
    under agreements to resell                                             265,000                   22,000
                                                                      ------------             ------------

Investment securities available for sale, at market:
   United States and Puerto Rico Government obligations                     16,157                   28,772
   Mortgage backed securities                                            1,086,891                2,512,606
   Corporate bonds                                                          53,770                  133,742
   Equity investment                                                        62,320                   41,654
                                                                      ------------             ------------
            Total investment securities available for sale               1,219,138                2,716,774
                                                                      ------------             ------------

Investment securities held to maturity, at cost:
   United States and Puerto Rico Government obligations                  1,119,775                  638,174
   Mortgage backed securities                                            1,970,855
   Corporate bonds                                                          39,847                   64,432
                                                                      ------------             ------------
              Total investment securities held to maturity               3,130,477                  702,606
                                                                      ------------             ------------

Federal Home Loan Bank (FHLB) stock                                         45,650                   35,630
                                                                      ------------             ------------

Loans receivable :
   Commercial Loans                                                      2,832,635                2,491,358
   Finance Leases                                                          161,283                  143,412
   Consumer Loans                                                        1,171,590                1,149,014
   Residential Loans                                                     2,879,010                1,854,068
                                                                      ------------             ------------
Total loans receivable                                                   7,044,518                5,637,852
Allowance for loan losses                                                 (126,378)                (111,911)
                                                                      ------------             ------------
     Total loans, net                                                    6,918,140                5,525,941
Other real estate owned                                                      4,617                    2,938
Premises and equipment, net                                                 85,269                   87,595
Accrued interest receivable                                                 41,508                   39,282
Other assets                                                               162,866                  151,120
                                                                      ------------             ------------
     Total assets                                                     $ 12,667,910             $  9,643,852
                                                                      ============             ============

LIABILITIES & STOCKHOLDERS' EQUITY

Liabilities:
Deposits                                                              $  6,765,107             $  5,482,918
Federal funds purchased and securities sold
   under agreements to repurchase                                        3,650,297                2,793,540
Advances from FHLB & Subordinated Notes                                    995,818                  455,815
Accounts payable and other liabilities                                     167,119                  113,155
                                                                      ------------             ------------
                                                                        11,578,341                8,845,428
                                                                      ------------             ------------

Stockholders' equity:
 Preferred Stock                                                           550,100                  360,500
                                                                      ------------             ------------

Common stock outstanding                                                    40,027                   39,955
Additional paid - in capital                                                   269                       --
Capital Reserve and  Legal Surplus                                         243,107                  219,345
Retained earnings                                                          220,038                  145,243
Accumulated other comprehensive income                                      36,028                   33,381
                                                                      ------------             ------------
                                                                         1,089,569                  798,424
                                                                      ------------             ------------
     Total liabilities and stockholders' equity                       $ 12,667,910             $  9,643,852
                                                                      ============             ============

BOOK VALUE PER COMMON SHARE                                           $      13.48             $      10.96
                                                                      ============             ============

                                 FIRST BANCORP
                            SELECTED FINANCIAL DATA
                                  (UNAUDITED)
                             DOLLARS IN THOUSANDS


                                                     December 31, 2003   December 31, 2002
                                                     -----------------   -----------------

CREDIT QUALITY DATA AT:
        Non-performing Assets                            $100,771             $104,675
                                                         --------             --------
        Non-performing Loans                               85,525               91,765
                                                         --------             --------
        Past Due Loans                                     23,493               24,435
                                                         --------             --------
        Allowance for Loan Losses                         126,378              111,911
                                                         --------             --------

        Non-performing Assets to Total Assets                0.80%                1.09%
                                                         --------             --------
        Non-performing Loans to Total Loans                  1.21%                1.63%
                                                         --------             --------
        Allowance to Non-Performing Loans                  147.77%              121.95%
                                                         --------             --------


                                                  Three Months Ended           Three Months Ended           Year Ended
                                                      December 31,               September 30,             December 31,
                                                 2003              2002              2003              2003              2002
                                             -----------       -----------       -----------       -----------       -----------

SELECTED PERFORMANCE RATIOS:
        Net Interest Yield (1)                      3.32%             3.10%             2.93%             3.24%             3.56%
                                             -----------       -----------       -----------       -----------       -----------
        Return on Assets                            1.84%             1.16%             1.14%             1.46%             1.23%
                                             -----------       -----------       -----------       -----------       -----------
        Return on Equity                           20.69%            14.66%            15.00%            17.06%            14.90%
                                             -----------       -----------       -----------       -----------       -----------
        Return on Common Equity                    35.00%            21.08%            20.67%            25.20%            21.90%
                                             -----------       -----------       -----------       -----------       -----------
        Net Write offs to Average Loans             0.63%             0.74%             0.63%             0.66%             0.87%
                                             -----------       -----------       -----------       -----------       -----------
        Efficiency Ratio                           33.78%            42.94%            43.79%            39.91%            40.81%
                                             -----------       -----------       -----------       -----------       -----------


AVERAGE BALANCES:
        Assets                               $11,958,774       $ 9,681,233       $11,093,765       $10,430,262       $ 8,748,222
                                             -----------       -----------       -----------       -----------       -----------
        Earnings Assets                       11,627,166         9,391,837        10,679,453        10,077,446         8,506,828
                                             -----------       -----------       -----------       -----------       -----------
        Loans                                  6,887,854         5,423,346         6,466,821         6,291,937         4,773,363
                                             -----------       -----------       -----------       -----------       -----------
        Deposits                               6,601,516         5,323,973         6,097,961         5,861,346         4,744,960
                                             -----------       -----------       -----------       -----------       -----------
        Interest-bearing liabilities          10,258,656         8,375,600         9,597,063         8,939,851         7,655,393
                                             -----------       -----------       -----------       -----------       -----------
        Stockholders Equity                    1,062,619           763,219           845,051           892,760           724,514
                                             -----------       -----------       -----------       -----------       -----------
        Common Stockholders Equity               512,519           402,719           482,490           483,951           372,343
                                             -----------       -----------       -----------       -----------       -----------


(1)      On a taxable equivalent basis.

The following table provides a reconciliation of financial information, as reported under generally accepted accounting principles (GAAP), to information excluding the effect of the after tax gain on sale of a large part of the Corporation's credit card loans. This information has also been given on this Press Release narrative. Management believes this presentation is useful to investors as it provides information excluding the effect of the gain on this sale.


                                 FIRST BANCORP
                                 PRESS RELEASE
                                  (UNAUDITED)
                      FISCAL YEAR ENDED DECEMBER 31, 2003


                                                                                                                        2003 4TH
                                                                        2003 4TH    2003 4TH     2003 4TH   2003 4TH    QUARTER
                                                        EARNINGS         QUARTER     QUARTER     QUARTER     QUARTER   EFFICIENCY
                                                       FOR QUARTER      BASIC EPS  DILUTED EPS     ROA        ROCE       RATIO
                                                       ------------     ---------  -----------   --------   --------   ----------

Under GAAP as reported                                 $ 54,954,947       $1.12       $1.09       1.84%      35.00%      33.78%
Effect of the gain on the sale of a large
  part of the subsidiary bank's credit card loans       (18,840,065)      (0.47)      (0.46)     -0.63%     -14.70%      10.08%
                                                       ------------       -----       -----       ----       -----       -----
Excluding effect stated above                          $ 36,114,882       $0.65       $0.63       1.21%      20.30%      43.86%
                                                       ------------       -----       -----       ----       -----       -----


                                                                                                                        2003
                                                                        2003       2003         2003       2003        ANNUAL
                                                      EARNINGS         ANNUAL      ANNUAL      ANNUAL     ANNUAL     EFFICIENCY
                                                      FOR YEAR        BASIC EPS  DILUTED EPS    ROA        ROCE        RATIO
                                                    -------------     ---------  -----------   ------     ------     ----------

Under GAAP as reported                              $ 152,338,342       $3.04       $2.98       1.46%      25.20%      39.91%
Effect of the gain on the sale of a large part
  of the subsidiary bank's credit card loans          (18,840,065)      (0.47)      (0.46)     -0.18%     -3.89%        3.24%
                                                    -------------       -----       -----       ----       -----       -----
Excluding effect stated above                       $ 133,498,277       $2.57       $2.52       1.28%      21.31%      43.15%
                                                    -------------       -----       -----       ----       -----       -----